Exhibit 99.2

 PREVEIL DCB Feasibility Study  A Prospective, Multi-Center, Single-Arm Trial to Assess the Safety and Feasibility of the Surmodics SurVeil Drug-Coated Balloon in the Treatment of Subjects with De Novo Lesions of the Femoropopliteal Artery  Wellmont CVA Heart Institute  Kingsport, Tennessee  D. Christopher Metzger, MD

PREVEIL DCB Feasibility Study

Study design	Prospective, U.S., multi-center, single-arm, safety and feasibility
Objective	To assess the safety and functionality of the Surmodics SurVeil drug coated balloon in the treatment of symptomatic PAD due to *de novo* stenoses of the femoral and popliteal arteries.
Patients / sites	13 subjects at 3 clinical sites • Dr. Gary Ansel; OhioHealth (OH) • Dr. Ravish Sachar; Rex Hospital (NC) • Dr. D. Christopher Metzger; Wellmont CVA Heart Institute (TN)
Primary endpoint	Peak paclitaxel plasma concentrations through 30 days post-index DCB procedure
Key secondary performance endpoints	Primary patency and late lumen loss at 6 months
Key secondary safety endpoints	Freedom from evidence of paclitaxel toxicity, major vascular complications, or thrombolysis in Myocardial Infarction (TIMI)-defined major and minor bleeding
Follow-up	Immediate, 1, 2, 4, 12 hours post-procedure; 1, 6, 12, 24, 36 month visits Follow up included angiogram at 6 months and duplex ultrasound (DUS) at 1, 6, 12, 24, 36 month visits
Status	First subject: April 5, 2016 Enrollment completion: December 9, 2016

Speaker Name

VIVA 18

 Comparison to Benchmark DCBs  Balloons dry expanded to nominal pressure        DCB #1  DCB #2  SurmodicsSurVeil® DCB  DCB #3

 DCB Comparison: SEM 50X  SurmodicsSurVeil® DCB  DCB #2  DCB #1  DCB #3

Key Inclusion Criteria

PREVEIL DCB Feasibility Study

Clinical

- ≥18 years old
- Rutherford-Becker class 2-4

Angiographic

- *De novo* target lesion in femoral and popliteal arteries
- Target lesion ≥ 50% stenosis
- Target lesion length ≤ 90 mm
- Target vessel RVD 4-6 mm
- After pre-dilation, target lesion ≤ 70% residual stenosis
- Patent inflow artery free from significant stenosis
- At least one patent native outflow artery to ankle or foot, free from significant stenosis

Speaker Name

VIVA 18

Key Exclusion Criteria

PREVEIL DCB Feasibility Study

Clinical	• Acute limb ischemia • Previous lower-extremity PTA with DCB within 3 months • Prior vascular intervention within 2 weeks or planned vascular intervention within 30 days post-procedure
Angiographic	• Previous intervention at lesion site • Previous treatment of target vessel • Severe concentric calcification of target lesion • Target lesion involved or adjacent to aneurysm

Speaker Name

 DemographicsPREVEIL DCB Feasibility Study      (n=13)  Mean age  67.8  Male (%)  69.2%  Current smoking (%)  53.9%  Diabetes mellitus (%)  46.2%  Hypertension (%)  84.6%  Hypercholesterolemia (%)  100%  Family history of PAD (%)   0%  Family history of CAD (%)  81.8%  Ischemic heart disease (%)  23.1%

 Lesion CharacteristicsPREVEIL DCB Feasibility Study    (n=13)  Mean Lesion Length (mm)  56.4  Mean Treatment Area (mm)  81.5  Mean Pre-Procedure Diameter Stenosis (%)  87.2  Mean RVD (mm)   5.0  Mean Post-Procedure Diameter Stenosis (%)  14.2

 Secondary Safety EndpointsPREVEIL DCB Feasibility Study    Discharge (n=13)  30 Days(n=13)  6 Months(n=13)  12 Months (n = 13)  Evidence of Paclitaxel Toxicity  0%  0%  0%  0%  Major Vascular Complications  0%  0%  0%  0%  TIMI-Defined Bleeding  0%  0%  0%  0%    30 Days (n=13)  6 Months(n=13)  12 Months (n = 13)  Target Lesion Revascularization  0%  0%  0%  Target Vessel Revascularization  0%  0%  0%  Arterial Thrombosis  0%  0%  0%  Embolic Events  0%  0%  0%

 Primary EndpointPREVEIL DCB Feasibility Study  Peak Paclitaxel Plasma Concentration      Cmax(ng/mL)(N=13)  Mean ± SD (N)Median (25%tile, 75%tile)Range (min, max)  2.25 ± 2.5 (10)1.22 (0.472, 3.10)(0.235, 8.24)  Group Mean Plasma Paclitaxel Concentration (ng/mL) Versus Nominal Time                  Baseline  Post Procedure  1 Hour  2 Hours  4 Hours  12 Hours/(Or Upon Discharge)  30 Days  Mean  0.00  1.92  0.348  0.301  0.326  0.255  BLQ  Min  0.00  0.175  BLQ  BLQ  BLQ  BLQ  BLQ  Median  0.00  1.07  0.249  0.235  0.231  0.222  BLQ  Max  0.00  8.24  0.962  0.736  0.986  0.723  BLQ

 Primary EndpointPREVEIL DCB Feasibility Study  1Three subjects had insufficient data to complete the analysis and are excluded from descriptive statistics2Levant 2 Subset (serum); data from PMA P130024 SSED3IN.PACT SFA Trial Sub-Study (plasma); data from PMA P140010 SSED  Peak Plasma Paclitaxel Concentrations Comparison            Device  Patients  Paclitaxel Dose (mg)  Tmax  Cmax (ng/mL)  AUC0-last (hr*ng/mL)  Surmodics SurVeil DCB EFS1  13   1.3 – 3.8  Immediately post-procedure  2.25 ± 2.5  3.74 ± 3.2  Bard Lutonix2  22  1.3 – 5.0  Immediately post-procedure  5.10±3.21  8.39±4.00  Medtronic IN.PACT Admiral3  24  2.8 – 16.8  0.17 hr  7.9±7.70  29.4±22.06

Secondary Performance Endpoints

PREVEIL DCB Feasibility Study

Patency at 6 Months		
	N=13	95% CI
Primary Patency	100% (13/13)	[75.3%,100.0%]
No restenosis* at 6 months	100% (13/13)	[75.3%,100.0%]
Freedom from TLR at 6 months	100% (13/13)	[75.3%,100.0%]
Late Lumen Loss (mm)		
Mean±SD (N)	0.27±0.54 (13)	[-0.06,0.59]
Median (Q1, Q3)	0.19 (0.04,0.62)	
Range (min,max)	(-0.91,1.05)	

*Primary patency, freedom from binary restenosis by US or TLR

Speaker Name

VIVA 18

 Secondary Performance EndpointsPREVEIL DCB Feasibility Study  Rutherford-Becker Classification        Clinical Improvement Compared With Baseline  30 Days (n=13)  6 Months(n=13)  12 Months (n=13)  Grade + 3 Markedly Improved  46.2%  69.2%  61.5%  Grade + 2 Moderately Improved  23.1%  30.8%  23.1%  Grade +1 Mildly Improved   7.7%  0.0%  7.7%  Grade 0 No Change  23.1%  0.0%  7.7%  Grade -1 Mildly Worsening   0.0%  0.0%  0.0%  Grade -2 Moderately Worsening   0.0%  0.0%  0.0%  Grade -3 Markedly Worsening   0.0%  0.0%  0.0%

Secondary Performance Endpoints

PREVEIL DCB Feasibility Study

Ankle Brachial Index/Toe Brachial Index (ABI/TBI)			
Measurements	Difference 30 Days-Baseline	Difference 6 Months-Baseline	Difference 12 Months-Baseline
Resting ABI			
Mean±SD (N)	0.29±0.26 (13)	0.28±0.24 (11)	0.19±0.31 (13)
Median (Q1, Q3)	0.25 (0.17, 0.49)	0.16 (0.12, 0.48)	0.13 (0.07, 0.34)
P Value from Signed Rank Test	0.001	<0.001	**0.046**

6-Minute Walk Test			
6-Minute Walk Test	Difference 30 Days-Baseline	Difference 6 Months-Baseline	Difference 12 Months-Baseline
Change from Baseline (m)			
Mean±SD (N)	62.02±74.65 (11)	90.37±119.87 (11)	75.97 ± 113.10 (11)
Median (Q1, Q3)	30.76 (10.00, 129.62)	115.00 (10.00,178.70)	30.76 (-26.00, 198.12)
P Value from Signed Rank Test	0.014	0.032	**0.102**

Speaker Name

VIVA 18

Secondary Performance Endpoints

PREVEIL DCB Feasibility Study

Walking Impairment Questionnaire (WIQ)			
WIQ Measurements	Difference 30 Days-Baseline	Difference 6 Months-Baseline	Difference 12 Months-Baseline
Walking Distance Score			
Mean±SD (N)	31.70±44.73 (13)	41.77±33.15 (13)	50.72±45.57 (13)
Median (Q1, Q3)	37.57 (-0.14, 65.48)	53.27 (24.86, 68.68)	65.48 (21.02, 89.99)
P Value[1]	0.040	0.003	**0.003**
Walking Speed Score			
Mean±SD (N)	19.48±35.82 (13)	23.24±42.10 (13)	28.09±43.52 (13)
Median (Q1, Q3)	20.65 (-4.35, 42.39)	21.74 (4.35, 43.48)	32.61 (1.09, 64.13)
P Value[1]	0.081	0.089	**0.045**
Stair Climbing Score			
Mean±SD (N)	38.78±41.99 (13)	27.56±39.25 (13)	36.22±41.02 (13)
Median (Q1, Q3)	54.17 (0.00, 66.67)	25.00 (8.33, 50.00)	50.00 (12.50, 62.50)
P Value[1]	0.007	0.032	**0.008**

[1]P Value from Signed Rank Test

Speaker Name

VIVA 18

Summary

PREVEIL DCB Feasibility Study

- Device met secondary performance criteria
  - Technical, device, and procedure success criteria achieved
- 30 day results demonstrated:
  - Systemic paclitaxel levels were low and cleared rapidly
  - Acute success achieved in 100% of subjects
- 6 month results demonstrated:
  - Primary patency rate of 100%
  - Late lumen loss data encouraging
- 12 month results demonstrated:
  - Improvement in Rutherford classification (92.3%)
    - Statistically significant improvements in ABI, walking distance, walking speed and stair-climbing
  - 100% freedom from TLR through 12 months

Speaker Name

VIVA 18